SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Alternative Asset Allocation Fund

Effective December 1, 2013, the following information replaces similar disclosure contained under the ”PRINCIPAL INVESTMENT STRATEGY” section within the fund’s summary prospectus:

Main investments. The fund is a fund–of–funds, which means its assets are invested in a combination of other DWS funds (i.e., mutual funds, exchange–traded funds (ETFs) and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc., the fund’s investment advisor, or one of its affiliates), certain other securities and derivative instruments (the use of derivatives by the fund and the underlying funds in which the fund invests is described below in Currency and interest rate strategies and Derivatives). The fund seeks to achieve its objective by investing in alternative (or non–traditional) asset categories and investment strategies. The fund may also invest in securities of unaffiliated mutual funds, ETFs or hedge funds when the desired economic exposure to a particular asset category or investment strategy is not available through a DWS fund (DWS funds and unaffiliated mutual funds, ETFs and hedge funds are collectively referred to as “underlying funds”). The fund’s allocations among the underlying funds may vary over time.
Management process. Portfolio management utilizes a strategic asset allocation process to determine the non–traditional or alternative asset categories and investment strategies that should be represented in the fund’s portfolio. Such asset categories and investment strategies may include: market neutral, inflation–protection, commodities, real estate, floating rate loans, infrastructure, emerging markets, high–yield and other alternative strategies. Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short–term market changes.
Currency and interest rate strategies. In addition to the fund’s main investment strategy, portfolio management may, from time to time, seek to enhance returns by employing proprietary quantitative currency strategies across developed and emerging market currencies using derivatives (contracts whose values are based on, for example, indices, currencies or securities), in particular forward currency contracts. Three main strategies may be employed: a carry strategy, a momentum strategy and a valuation strategy. In implementing the carry strategy, portfolio management will use a “relative value” analysis, seeking to systematically sell low interest rate currencies and buy high interest rate currencies. In implementing the momentum strategy, portfolio management will use multi–year exchange rate trends, seeking to systematically sell lower returning currencies and buy higher returning currencies. In implementing the valuation strategy, portfolio management will use a “fair value” analysis, seeking to systematically buy “undervalued” currencies and sell “overvalued” currencies.
Portfolio management also may, from time to time, seek to enhance returns by employing a rules–based methodology to identify interest rate trends across developed markets using derivatives, in particular buying and selling interest rate futures contracts. In implementing this strategy, portfolio management may utilize proprietary rules–based interest rate indices.
The notional amount of the fund’s aggregate currency and interest rate exposure resulting from these strategies may significantly exceed the net assets of the fund (and at times may exceed two times the fund’s net assets).

Please Retain This Supplement for Future Reference

November 29, 2013 PROSTKR-316